Giovanni Tarone
89 Firwood Rd.
Ft. Washington, NY 11050

October 12, 2012

KonaTel, Inc.
500 N. Central Expressway, Ste. 202
Plano, TX 75074

Attn: D. Sean McEwen, Chairman and CEO

Re: Cancellation and exchange of Employee Incentive Stock Option Agreement dated and effective as of May 19, 2022, and attached hereto and incorporated herein as Exhibit A (the "ISO")

Mr. McEwen:

In consideration of the payment of the sum of $50,000 by KonaTel, Inc., a Delaware corporation (the "Company"), the undersigned, Giovanni Tarone, hereby agrees to the cancellation of the ISO and acknowledges full payment and satisfaction by the Company (including any of its subsidiaries, representatives, successors or assigns) for any consulting or other services of any kind or nature whatsoever ever rendered to or for the benefit of the Company or otherwise, to the date hereof, subject only to the receipt of such $50,000.

ACH Payment Instructions:

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/s/ Giovanni Tarone
Giovanni Tarone (signature)

XXX-XX-XXXX
Giovanni Tarone (SSN for IRS Form 1099

Acknowledged and Agreed to:

KonaTel, Inc.:

By: /s/ D. Sean McEwen
D. Sean McEwen, Chairman and CEO

Dated: October 14, 2022